TEREX CORPORATION
                         INDEX TO FINANCIAL STATEMENTS
                                                                      Page
                        TEREX CORPORATION  (REGISTRANT)
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1992
AND 1991 AND FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED
DECEMBER 31, 1992

     Reports of independent accountants                               F - 3  **
     Consolidated statement of income                                 F - 5
     Consolidated balance sheet                                       F - 6
     Consolidated statement of stockholders' investment               F - 7
     Consolidated statement of cash flows                             F - 8
     Notes to consolidated financial statements                       F - 9


                        TEREX CORPORATION (REGISTRANT)
UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 1993 AND FOR THE NINE MONTH PERIODS ENDED
SEPTEMBER 30, 1993 AND 1992

     Condensed consolidated statement of income                       F - 36
     Condensed consolidated balance sheet                             F - 37
     Condensed consolidated statement of cash flows                   F - 39
     Notes to condensed consolidated financial statements             F - 40


                BUSINESS ACQUIRED FROM CLARK EQUIPMENT COMPANY
                              BY TEREX CORPORATION
COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1991
AND FOR EACH OF THE TWO YEARS IN THE PERIOD ENDED DECEMBER 31, 1991

     Report of independent accountants                                F - 45 **
     Combined statement of operating revenues and expenses  F - 46
     Combined statement of assets and liabilities                     F - 47
     Combined statement of cash flows                                 F - 48
     Notes to combined financial statements                           F - 49


                BUSINESS ACQUIRED FROM CLARK EQUIPMENT COMPANY
                              BY TEREX CORPORATION
UNAUDITED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1992
     Combined statement of operating revenues and expenses            F - 56
     Combined statement of cash flows                                 F - 57
     Notes to combined financial statements                           F - 58


                        PRO FORMA FINANCIAL INFORMATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENT FOR
THE YEAR ENDED DECEMBER 31, 1992                                      F - 59


                         FRUEHAUF TRAILER CORPORATION
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1992
AND 1991 AND FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1992

     Reports of independent accountants                               F - 62  **
     Consolidated statement of income                                 F - 64
     Consolidated balance sheet                                       F - 65
     Consolidated statement of stockholders' investment               F - 67
     Consolidated statement of cash flows                             F - 68
     Notes to consolidated financial statements                       F - 69


                         FRUEHAUF TRAILER CORPORATION
UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 1993 AND FOR THE NINE MONTH PERIODS ENDED
SEPTEMBER 30, 1993 AND 1992

     Condensed consolidated statement of income                       F - 87
     Condensed consolidated balance sheet                             F - 88
     Condensed consolidated statement of cash flows                   F - 89
     Notes to condensed consolidated financial statements             F - 90


**  To be filed by amendment.